UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE


                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 26, 2006


              North American Gaming and Entertainment Corporation
  --------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                     0-5474                    75-2571032
------------------------     -------------------------    ------------------
(State of incorporation)     (Commission File No.)        (IRS Employer
                                                          Identification No.)


               13150 Coit Road, Suite 125, Dallas, Texas  75240
        --------------------------------------------------------------
          (Address of principal execute offices, including zip code)


                                (972) 671-1133
               ------------------------------------------------
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*  Pre-commencement   communications   pursuant   to   Rule 14d-2(b) under  the
   Exchange Act (17 CFR 240.14d-2(b))

*  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under  the
   Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On September 26, 2006, Registrant entered into an Agreement Concerning the Exchange of Common Stock with Xi'An Jin Chi An Automobile Development Co. Ltd. ("JCA"), a Chinese company. Under the Agreement, JCA will merge with a subsidiary of Registrant, and the shareholders of JCA will receive Series C Convertible Preferred Voting Stock that carries 93% of the voting power of Registrant, resulting in a change of control of Registrant. The preferred stock will be converted into approximately 93% of the outstanding common stock of Registrant, following an amendment to Registrant's certificate of incorporation to increase the number of authorized shares and effect a one-for-ten reverse split of the common stock. A copy of the agreement is attached.

ITEM 7.01    REGULATION FD DISCLOSURE

       On   September 27,   2006,   North  American  Gaming  and  Entertainment
Corporation announced the merger agreement.   A  copy  of  the press release is
attached as Exhibit 99.1.

       This information and Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed", with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.   FINANCIAL EXHIBITS AND EXHIBITS

       2.1   Agreement   Concerning   the  Exchange  of  Common  Stock  between
Registrant and JCA.

       99.1  Press  Release  of  North  American   Gaming   and   Entertainment
Corporation dated September 27, 2006.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2006               NORTH AMERICAN GAMING AND
                                        ENTERTAINMENT CORPORATION
                                        (Registrant)



                                        By:/s/ E.H. Hawes, II
					-------------------------
                                               E.H. Hawes, II,CEO